AXA Group Organization Charts January 1st, 2010

redefining / standards

AXA Group Organization charts as of January 1st, 2010

Please find hereafter the AXA Group organization Charts on the main operating companies in the Group updated as of January 1st, 2010 (non exhaustive list).

Contents

Assistance
as of January 1st, 2010



AXA
100%
AXA Assistance SA
100%
100%
59%
100%
100%
100%
AXA Assistance France Assurances SA
AXA Assistance France SA
AXA Assistance Maroc (Morocco)
Inter Partner Assistance SA (1) (Belgium)
Inter Partner Assistance SA (Spain)
AXA Travel Holding
100%
100%
Delta Assistance SA
AXA Assistance Participations
Branches:
- Athens (Greece)
- Geneva (Switzerland)
- Lisbon (Portugal)
- London (UK)
- Munich (Germany)
- Paris (France)
- Roma (Italy)
- Prague (Czech Republic)
- Dublin (Ireland)
- Warshaw (Poland)
Inter Partner Asistencia Servicios Espana (Barcelona)
100%
Inter Partner Assistance (Swiss branch)
G MAS R Asistencia (Barcelona)
50%
Iuris Gestion SA (Barcelona)
55%
Hogar Soluciones 2012 SA
80%
100%
80%
ADHAP Performances
60%
Pluridis
100%
Truck Assistance International
100%
TAI Transport Assistance
100%
Emergency Medical Care (Holdings) Limited (UK) (a)
100%
EMC Algeria Ltd
50%
Domiserve
100%
Domiserve +
Les Cours Legendre
98%
Maison & Services Développement
34%
Groupe Family Sphère
34%
Hogar Soluciones Madrid SL
Hogar Soluciones Barcelono SL
Hogar Soluciones Valencia SL
Hogar Soluciones Murcia SL
AXA Assistance AERO Medical Services (Ireland)
100%
AXA Assistance Europe Services Ltd
100%
AXA Assistance Travel Ltd
100%
AXA Assistance Travel Europe Ltd
50%
100%
AXA Travel Insurance Ltd. (Ireland)
50%
AXA Assistance Services Limited (London)

(a) Branches in France and Yemen.

(1) See also charts pages 5 and 6.

Assistance - Europe-Middle East-Africa

as of January 1st, 2010

- **AXA**
  - **Inter Partner Assistance** *(Belgium)*
    - 50% — Inter Partner Assistance Algérie Spa (Algeria)
    - 39% — Call Us Assistance International Gmbh (Austria)
    - 100% — Inter Partner Assistance Services (Belgium)
    - 51% — Auto Club Assistance ACA (Belgium)
    - 100% — AXA Assistance Ceska Republika Spol. (Czech Republic)
    - 100% — AXA Assistance Deutschland Gmbh (Germany)
      - 100% — AXA Assistance Claims Center Ltd (London) (UK)
    - 100% — Inter Partner Assistance Services Gmbh – Frankfurt Oder (Germany)
    - 100% — AXA Assistance Services (Greece)
    - 80% — Inter Partner Assistenza Servizi Spa (Italy)
    - 100% — AXA Assistance Ocean Indien Ltd (Mauritius)
    - 50% — Rogers Outsourcing Solutions Ltd (Mauritius)
    - 100% — AXA Assistance Maroc Services (Morocco)
    - 100% — Inter Partner Assistance Services BV (Netherlands)
    - 100% — Inter Partner Assistance Polska SA (Poland)
    - 100% — AXA Assistance Serviços (Portugal)
      - 100% — AXA Assistance Saude Portugal
    - 100% — IPA Y Ardim Ve Destek Hilmztleri Ticaret Ltd (Turkey)
    - 100% — AXA Assistance UK (UK)
      - 51% — AXA Assistance Ireland Ltd (Ireland)
      - 100% — AXA Assistance Medical Services Ltd (Ireland)

Assistance – America-Asia
as of January 1st, 2010



AXA
Inter Partner Assistance
(Belgium)
Interassistença Serviços s/c Ltda (Brazil)
100%
AXA Assistance Argentine (Argentina)
100%
100%
AXA Assistance Australia Pty Ltd (Australia)
Plantao Medica s/c Ltda (Brazil)
100%
Inter Partner Assistance s/c Ltda (Brazil)
100%
50%
AXA Assistance Japan Ltd (Japan)
AXA Assistance Canada Inc (Canada)
100%
10%
Inter Partner Assistance Japan Ltd (Japan)
AXA Asistencia Colombia (Venezuela Branch)
AXA Asistencia Colombia (Ecuador Branch)
AXA Asistencia Colombia SA (Colombia)
66.30%
100%
Inter Partner Assistance Hong-Kong Ltd (Hong-Kong)
100%
AXA Assistance Beijing Ltd (China)
AXA Asistencia Chile SA (Chile)
100%
100%
IPA Taiwan Ltd (Hong-Kong)
IPA Taiwan Ltd (Taiwan Branch)
AXA Assistance Mexico Sucursal Panama SA (Panama Branch)
100%
AXA Assistance Mexico SA de CV (Mexico)
100%
100%
AXA Assistance Pte Ltd (Singapore)
AXA Assistance Panama (Panama)
100%
AXA Assistance USA Inc (USA)
100%
97.49%
AXA Assistance Company Ltd (Thailand)
100%
Inter Partner Assistance SA (Thailand)
100%
AXA Assistance Pte Ltd (India)
100%
100%
AXA Assistance Florida Inc
AXA Assistance USA Holding Inc (Delaware)
100%
HAA Preferred Partners

Australia - AXA Asia Pacific Holdings Limited

as of January 1st, 2010



AXA
AXA Equity & Law Life Assurance Society (UK)
AllianceBernstein (USA)
54.08% (a)
9.41%
AXA Asia Pacific Holdings Limited
50%
100%
The National Mutual Life Association of Australasia Limited
100%
AXA APH Executive Plan (Australia) Pty Ltd
80%
P.T. AXA Life Indonesia (Indonesia) (1)
45%
Philippine AXA Life Insurance Corporation (Philippines) (6)
100%
National Mutual International Pty Limited
100%
AXA Asia Pacific Finance Limited
100%
National Mutual Funds Management (Global) Limited
50%
AllianceBernstein Australia Limited
100%
ipac financial planning Taiwan limited (Taiwan) (2)
100%
AXA Financial Services (Singapore) Pte Ltd (Singapore) (2)
72.97%
AXA China Region Limited (Bermuda) (3)
100%
Detura Limited (BVI)
27.03%
25%
Krungthai-AXA Life Insurance Company Ltd (Thailand) (4)
49%
AXA AFFIN Life Insurance Berhad (Malaysia) (6)
99%
PT AXA Services Indonesia (Indonesia)(1)
51%
PT AXA Mandiri Financial Services (Indonesia)(1)
45%
AXA Investment Managers Asia Holdings Private Limited (Singapore) (5)
50% (b)
AXA India Holdings (Mauritius) (5)
100%
SG (AUS) Holdings Pty Ltd
100%
ipac Securities Limited
100%
AXA Life Insurance Singapore Private Limited (Singapore) (2)
100%
Wealth Management Mauritius Holdings Ltd (Indonesia) (1)
93.09%
PT AXA Financial Indonesia (Indonesia) (1)
100%
Genesys Group Holdings Pty Ltd

(a) 44.65% held directly and 9.43% held indirectly by AXA Sun Life Plc.
(b) 50% are held by AXA.

(1) See also Indonesia chart page 32.
(2) See also Singapore - Taiwan chart page 43.
(3) See also China - Hong Kong chart page 21.
(4) See also Thailand chart page 49.
(5) See also India chart page 31.
(6) See also Malaysia - The Philippines chart page 37.

AXA Corporate Solutions Assurance
as of January 1st, 2010



AXA
AXA France Assurance
98.75%
AXA Corporate Solutions Assurance (France)
100%
100%
100%
AXA Corporate Solutions Services
AXA Corporate Solutions Services Uk Ltd (UK)
AXA Corporate Solutions Marine Services Ltd (Hong Kong)
100%
Matrix (USA)
AXA Corporate Solutions Assurance Australian branch
AXA Corporate Solutions Assurance German branch
AXA Corporate Solutions Assurance Hong Kong branch
AXA Corporate Solutions Assurance Italian branch
AXA Corporate Solutions Assurance Singapore branch
AXA Corporate Solutions Assurance Spanish branch
AXA Corporate Solutions Assurance Switzerland branch
AXA Corporate Solutions Assurance UK branch

AXA Group Solutions

as of January 1st, 2010


AXA
100% (a)
AXA Group Solutions
(France)
GIE AXA
Group Solutions
(France)
AXA Group Solutions
Soluções Informaticás
AEIE
(Portugal)
50%
50%
50% (b)
AXA Group Solutions
Private Limited
(India)
Webinsurance Partners
(Spain)
AXA Group Solutions
German branches
AXA Group Solutions
Portuguese branch
AXA Group Solutions
Swiss branches
AXA Group Solutions
UK branches

(a) Directly and indirectly.
(b) 50% are held by AXA MedLa IT & Local Support Services S.A.U.

AXA Investment Managers – France-Switzerland-UK-Qatar
as of January 1st, 2010


AXA
AXA Mutuals
AXA France IARD insurance and reinsurance companies
AXA Konzern AG (Germany)
AXA Mediterranean Holding SA (Spain)
4.72%
13.86%
73.90%
5.20%
2.32%
AXA Investment Managers
100%
AXA Framlington Group Ltd (UK)
AXA Multimanager Ltd (UK)
AXA Investment Managers Ireland Ltd (Ireland)
AXA Investment Managers Limited (UK)
AXA Asset Management Ltd (UK)
AXA Investment Managers GS (UK)
AXA Investment Managers Paris (France)
AXA Investment Managers IF (France)
AXA Investment Managers LLC (Qatar)
AXA Investment Managers Schweiz AG (Switzerland)
AXA Framlington Investment Trust Services Ltd (UK)
AXA Framlington Administration Services Ltd (UK)
33.3%
66.7%
AXA Investment Managers UK Holdings (UK)
AXA Investment Managers GS Madrid (Spain)
25%
AXA Funds Managers Ltd (UK)
AXA IM UK Nominees Ltd (UK)
AXA Investment Managers UK Limited (UK)
AXA Framlington Overseas IM Ltd (UK)
AXA Framlington Unit Management Ltd (UK)
AXA Framlington Investment Management Ltd (UK)

AXA Investment Managers - Europe (other countries)

as of January 1st, 2010



AXA
AXA Investment Managers
(France)
99.9%
92.5% (a)
99.9%
100%
AXA IM Benelux
(Belgium)
AXA Investment Managers Deutschland
(Germany)
AXA Investment Managers Italia SIM S.P.A.
(Italy)
AXA Funds Management
(Luxembourg)

(a) 7.5% of the company are held by AXA Assurances IARD Mutuelle.

AXA Investment Managers - America-Asia

as of January 1st, 2010



AXA
AXA Asia Pacific Holdings Limited (Australia)
National Mutual International Pty Limited (Australia)
AXA Investment Managers (France)
39%
66%
100%
100%
100%
55%
45%
AXA SPDB Investments Managers Company Ltd (a) (China)
AXA Rosenberg Investment Management Ltd (b) (Japan)
AXA Investment Managers Holding US Inc (USA)
AXA Alternative Advisors (USA)
AXA Investment Managers Asia Limited (Hong-Kong)
AXA Investment Managers Asia Holdings Private Limited (Singapore)
50%
10%
90%
74.99%
74.99%
KYOBO AXA Investment Managers Co. Ltd. (d) (Korea)
AXA IM Rose Inc. (USA)
BHARTI AXA Investment Managers Private Limited (c) (India)
BHARTI AXA Trustee Services Private Limited (c) (India)
31%
19.6%
75%
100%
AXA Rosenberg Group LLC (e) (USA)
AXA IM Inc (USA)
80.4%
100%
100%
100%
100%
100%
100%
AXA Rosenberg Asia Pacific Holding LLC (USA)
AXA Rosenberg Investment Management Ltd (UK)
AXA Rosenberg Management Ireland Ltd (Ireland)
AXA Rosenberg Investment Management LLC (USA)
BARR Rosenberg Research Center LLC (USA)
AXA Rosenberg Global Services LLC (USA)
AXA Rosenberg Canada Co. (Canada)
100%
100%
Seal Nominees Hong Kong Ltd (Hong Kong)
100%
AXA Rosenberg Investment Management Asia Pacific Ltd (Hong Kong)
AXA Rosenberg Investment Management Asia Pacific Ltd (Singapore)
AXA Rosenberg Asia Pacific (Australia)

(a) 61% of the company are held by SPDB & Co.
(b) 3% of the company are held by Nomura.
(c) 25.01% of the company are held by Bharti. See also India chart page 31.
(d) 50% of the company are held by Kyobo Life.
(e) 25% of the company are held by B Member (non voting).

AXA Investment Managers - Private Equity
as of January 1st, 2010


AXA
AXA Investment Managers
99.97%
AXA Investment Managers Private Equity SA
(France)
100%
AXA Private Equity Eastern Europe GmbH
(Austria)
99.99%
AXA Investment Managers Private Equity Europe SA
(France)
100%
AXA Private Equity Germany GmbH
(Germany)
100%
AXA Private Equity Italy S.r.l.
(Italy)
100%
AXA Private Equity Asia Pte, Ltd
(Singapore)
100%
AXA Private Equity Switzerland AG
(Switzerland)
100%
AXA Private Equity UK, Ltd
(UK)
100%
AXA Private Equity (US), LLC
(USA)

AXA Mediterranean Region

as of January 1st, 2010


AXA
100%
AXA Mediterraenan Holding, S.A.U
99.94%
AXA Assurance Algérie Dommage (Algeria)
99.94%
AXA Assurance Algérie Vie (Algeria)
99.94%
AXA Développement Algérie (Algeria)
99.89%
AXA Insurance A.E. (Greece)
50%
AXA MPS VITA, S.p.A. (b) (Italy)
50%
AXA MPS Assicurazioni Danni S.p.A. (b) (Italy)
99.94%
AXA Seguros, S.A. de capital variable (Mexico) (a)
100%
Seguro Directo Gere, Companhia de Seguros S.A. (Portugal)
18%
AXA Cooperative Insurance Company (Saudi Arabia)
100%
AXA Usluge, a.d. (Serbia)
50%
AXA Holding A.S. (c) (Turkey)

(a) See also Mexico chart page 38.
(b) See also Italy chart page 34.
(c) See also Turkey chart page 50.

AXA Millésimes
as of January 1st, 2010


AXA
100% (a)
AXA Millésimes
99.09%
Châteaux et Associés S.N.C
99.81%
Domaine de l'Arlot S.C.I.
100%
C.M.G.C. S.A.S.
99.97%
Quinta do Noval (Portugal)
100%
Quintoval (Portugal)
100%
Disznoko RT Tokaï (Hungary)
100%
SARL Tour Pibran
49%
Domaine de l'Arlot SCE
51%
Domaine de l'Arlot S.C.E.
99%
Entrepôts du Médoc S.N.C.
99%
Petit Village S.N.C.E.
1%
Petit Village SCEA
99.99%
99%
Suduiraut S.N.C.E.
1%
Suduiraut S.A.S.
100%
99%
Pichon Longueville S.N.C.E.
1%
Pichon Longueville S.N.C.
100%
Tour Pibran S.C.I.
99.99%
99%
Belles Eaux S.N.C.E.
1%
Belle Hélène S.N.C.
99.99%

(a) Directly and indirectly. The AXA Mutuelles hold 59.85% of the paid-up capital.

AXA Real Estate Investment Managers
as of January 1st, 2010


AXA
AXA Investment Managers (France)
100%
AXA Real Estate Investment Managers
99.9%
AXA Real Estate Investment Managers SGP (France)
100%
AXA Real Estate Investment Managers Singapore Private Ltd (Singapore)
99.9%
AXA Real Estate Investment Managers France (France)
100%
AXA Real Estate Investement Managers Scandinavia AB (Sweden)
100%
AXA Immobilien GmbH (Germany)
100%
AXA Real Estate Investment Managers Asia Limited (Hong Kong)
100%
AXA Real Estate Investment Managers Central Europe LLC (Hungary)
100%
AXA Real Estate Investment Managers Italia (Italy)
100%
AXA Real Estate Investment Managers Nederland BV (Netherlands)
100%
AXA Real Estate Investment Managers Iberica - Exploraçao de Imoveis SA (Portugal)
100%
AXA Real Estate Investment Managers Iberica (Spain)
100%
AXA Real Estate Investment Managers Ltd (UK)
100%
AXA Real Estate Investment Managers Japan KK (Japan)
99.9%
AXA REIM Belgium (Belgium)
100%
AXA Merkens Fonds GmbH (Germany)
100%
AXA Real Estate Managers Deutschland (Germany)
100%
AXA Property Managers GmbH (Germany)
100%
AXA REIM SGR (Italy)
100%
AXA Real Estate Investment Managers UK Limited (UK)

AXA Technology Services

as of January 1st, 2010


AXA
100% (a)
GIE AXA Technology Services Belgium
(Belgium)
AXA Technology Services SAS
(France)
GIE AXA Technology Services France
(France)
100%
AXA Technology Services Australia PLC
(Australia)
100%
AXA Technology Services Germany GmbH
(Germany)
100%
AXA Technology Services South East Asia
(Hong Kong)
100%
AXA Technology Services India Pvt Ltd
(India)
100%
AXA Technology Services Japan
(Japan)
100%
AXA Technology Services Switzerland
(Switzerland)
100%
AXA Technology Services UK PLC
(UK)
100%
AXA Technology Services America Inc
(USA)
100%
AXA Technology Services Mexico SA de CV
(Mexico)
AXA Technology Services Mediterranean Region - AEIE
(Italian branch)
AXA Technology Services Mediterranean Region - AEIE
(Portuguese branch)
AXA Technology Services Mediterranean Region - AEIE
(Spanish branch)

(a) Directly and indirectly.

Belgium
as of January 1st, 2010



AXA
100%
AXA Holdings Belgium
3.09%
96.91%
11.55%
100%
100%
100%
AXA Belgium
88.45%
SERVIS
L'Ardenne Prévoyante
SERVIS-Life
AXA Bank Europe
99.93%
99.87%
100%
Les Assurés Réunis
0.13%
Touring Assurances
AXA Private Management
99.98%
ISCC

Brazil
as of January 1st, 2010


AXA
100%
Voltaire Participaçoes
(Brazil)

Canada
as of January 1st, 2010



AXA
100%
AXA Canada Inc.
Banque Nationale du Canada
10%
100%
50%
100%
90%
3848311 Canada inc.
Agence Gilles Gadoua inc.
50%
AXA Assurances inc.
InnovAssur, assurances générales inc.
100%
100%
100%
100%
100%
100%
100%
100%
100%
100%
4377320 Canada inc.
2623-6158 Québec inc.
AXA Insurance (Canada)
AXA General Insurance)
Services Financiers AXA Assurances inc.
SecuriGroupe inc.
AXA Pacific Insurance Company
AXA Assurances agricoles inc.
Anthony Insurance Incorporated
4132653 Canada inc.

China - Hong Kong
as of January 1st, 2010


AXA
51%
AXA Asia Pacific Holdings Limited (Australia)
National Mutual International Pty Ltd (Australia)
AXA China (France)
AXA Versicherungen AG (Switzerland)
China Minmetals Corporation
Detura Limited (BVI)
100%
51%
72.97%
27.03%
49%
51%
49%
100%
100%
100%
AXA (Guangzhou) Software Development & Services Company Ltd (China)
AXA Group Regional Business Management (Shanghai) Co., Ltd (China)
49%
AXA China Region Limited (Bermuda)
AXA-Minmetals Assurance Company Limited (China)
AXA Life Insurance Company Limited (Hong Kong)
AXA General Insurance Hong Kong Ltd (Hong Kong)
AXA General Insurance China Ltd (China)
51%
100%
100%
100%
Integrity Partnership Limited (Cayman Island)
AXA Wealth Management (HK) Limited (Hong Kong)
AXA Financial Services Holdings Limited (Bermuda)
AXA China Region Insurance Company (Bermuda) Limited (Bermuda)
Representative Offices (a) (China)
Winterthur Insurance (Asia) Ltd (Shanghai Branch)
100%
100%
100%
16.67%
100%
100%
100%
100%
100%
Swiss Privilege Limited (Hong Kong)
AXA (Hong Kong) Life Insurance Company Limited (Hong Kong)
Network Financial Services Limited (Hong Kong)
AXA China Region Investment Services Limited (Hong Kong)
ipac financial planning Hong Kong Limited (Hong Kong)
AXA China Region Insurance Company Limited (Hong Kong)
AXA Partners Limited (Hong Kong)
AXA China Region (Bermuda) Limited (Bermuda)
100%
16.67%
16.66%
20%
20%
20%
16.67%
21/53
16.66%
16.67%
20%
20%
Datrix Limited (Hong Kong)
AXA Financial Services Trustees Limited (Hong Kong)
AXA Chine Region Trustees Limited (Hong Kong)

(a) Representative offices in Beijing and Dalian.

Czech Republic
as of January 1st, 2010



AXA
AXA Versicherungen AG
(Switzerland)
AXA Leben AG
(Switzerland)
Société Beaujon
(France)
100%
38.11% (a)
41.38%
37.11% (b)
55.74%
AXA pojišťovna a.s.
AXA životní pojišťovna a.s.
AXA penzijní fond a.s.
100%
100%
100%
AXA Česká republika s.r.o.
AXA investiční společnost a.s.
AXA services s.r.o.

(a) EBRD holds 20.51% of the share capital.
(b) EBRD holds 7.14% of the share capital.

France - Financial companies

as of January 1st, 2010


AXA
AXA France Assurance
100%
AXA France Vie
52.46%
COMPAGNIE FINANCIERE DE PARIS
47.54%
AXA Banque
65%
100%
100%
CETELEM
35%
AXA Banque Financement
Sofinad
CFPCC
(USA)

France - Holding companies
as of January 1st, 2010



MUTUELLES AXA
AXA
100%
99.95% (b)
99.98% (b)
100%
51% (a)
99.95%
99.78% (b)
100%
100%
100%
99.99% (b)
Globex International
Holding Vendôme 3
AXA Participations 2
AXA China
Société Beaujon
AXA Technology Services
AXA Group Solutions)
Oudinot Participations
AXA Suiduiraut
Lor Patrimoine
AXA Œuvres d'Art
100%
99.98%
100%
100%
99.99%
Colisée Excellence
Vamopar
AXA Elysées
AXA Gambetta
AXA America Holdings Inc. (USA)
Holmupar
GIE AXA
GIE AXA Trésorerie Europe

(a) AXA China Region Ltd, registered in Hong Kong, holds 49%.
(b) 100% directly and indirectly.

France - Insurance companies
as of January 1st, 2010



AXA
100%
AXA France Assurance
100%
AXA Assistance SA
100%
AXA Assistance France (1)
99.92%
98.34%
98.75%
98.51%
100%
100%
52.46%
AXA France IARD
1.42%
AXA France Vie
AXA Corporate Solutions Assurance (2)
Juridica
Direct Assurance Vie
AVANSSUR
AXA Banque (3)
BNP Paribas
50%
50%
91.22%
8.77%
89.99%
100%
100%
10%
47.54%
Natio Assurance
AXA Caraïbes IARD (Martinique)
AXA Caraïbes Réseau Vie (Martinique)
AXA Epargne Entreprise
Argovie
AXA Assurcrédit
AVANSSUR Maroc (branch)
AVANSSUR Poland (branch)
10%
50%
40%
Coface

(1) See also AXA Assistance chart page 4.
(2) See also AXA Corporate Solutions Assurance chart page 8.
(3) See also AXA Banque chart page 23.

France-Europe-US - Reinsurance Companies

as of June 2010


AXA
Oudinot Participations (France)
99.9% (b)
Portman Holdings UK Limited (UK)
78.9%
99.9%
99.9%
99.9%
100%
AXA America Holding Co. (USA)
AXA Liabilities Managers (France)
AXA Global Life (c) (France)
COLISEE RE (France)
AXA Global P&C (d) (France)
Portman Insurance Limited (a) (UK)
21.1%
100%
AXA America Corporate Solutions, Inc. (USA)
100%
100%
100%
AXA Liabilities Managers Inc. (USA)
AXA LM Switzerland AG (Switzerland)
AXA LM GP S.à.r.l. (Luxembourg))
99.9%
AXA LM Investments SCA (Luxembourg)
100%
Horchrhein Internationale Rückversicherung AG (Germany)
100%
Coliseum Reinsurance Co. (a) (USA)
AXA Liabilities Managers (UK branch)
100%
Helix UK Ltd (UK)
100%
AXA Re UK Trustees Ltd (UK)
100%
Helix US Inc (USA)
Colisée RE's Branches:
- UK (a)
- Canada (a)
- Hong Kong (a)
100%
100%
100%
AXA Re Property & Casualty Insurance Co. (a) (USA)
AXA Delaware LLC. (USA)
AXA Corporate Solutions Life Reinsurance Co. (USA)
100%
AXA Insurance Co. (USA)

(a) In run off.
(b) 0.10% are held by AXA.
(c) New corporate name as of June 1st, 2010 (formerly Saint George Ré).
(d) New corporate name as of June 1st, 2010 (formerly AXA Cessions).

Germany - AXA Konzern AG
as of January 1st, 2010



AXA
9.27%
100%
Kölnische Verwaltungs AG für Versicherungswerte
67.71%
25.63%
Vinci BV
34.64%
39.73%
23.02%
AXA Konzern AG
100%
DBV Holding AG (1)
88.8%
81.99%(c)
100%
75%
100%
100%
100%
43.67%
56.33%
AXA ART Versicherung AG
11.2%
AXA Versicherung AG
AXA Lebensversicherung AG
Deutsche Ärzte Finanz Beratungs und Vermittlungs AG
Deutsche Ärzteversicherung AG
AXA Bank AG
Pro bAV Pensionskasse AG
AXA Krankenversicherung AG (a)
39.88%
Roland Rechtsschutz-Versicherungs-AG (b)
AXA Life Europe German Branch (2)
AXA Corporate Solutions Assurance German Branch (3)

(a) Health insurance.
(b) Assistance and legal expenses insurance.
(c) DBV Holding AG also holds 18.01% of the share capital.

(1) See also Germany – DBV Holding chart page 28.
(2) See also Ireland chart page 33.
(3) See also AXA Corporate Solutions Assurance chart page 8.

Germany - DBV Holding
as of January 1st, 2010



AXA Assurances Vie Mutuelle
AXA
AXA Beteiligungs-Gesellschaft mbH (Köln)
100%
AXA Konzern AG
5.1%
100%
100%
WinCom Versicherungs-Holding AG (Köln)
100%
DBV Holding AG
DBV-Winterthur Holding AG & Co. Beteiligungsgesellschaft KG
94.9%
100%
100%
5.1%
DBV Deutsche Beamtenversicherung Lebensversicherung AG (Wiesbaden)
DBV Deutsche Beamtenversicherung AG (Wiesbaden)
RWSt Lebensversicherung AG
100%
winsecura Pensionskasse AG

Germany - ART insurance companies

as of January 1st, 2010



AXA
AXA Konzern AG
(Germany)
AXA Versicherung AG
(Cologne)
88.8%
AXA ART Versicherung AG
(Cologne)
100%
11.2%
AXA Nordstern France SA
(Paris)
100% (a)
100%
100%
100%
AXA Art d'Assurances SA
(Paris)
AXA Art Insurance Ltd
(London)
AXA Art Versicherung AG
(Zürich)
AXA Art Holdings Inc.
(New York)
100%
100%
100%
AXA Art Services Ltd.
(London)
Fine Art Service International Inc.
(New York)
AXA Art Insurance Corporation
(New York)
AXA ART Versicherung AG
(Paris)
AXA ART Versicherung AG
(Breda)
AXA ART Versicherung AG
(Brussels)
AXA Art Versicherung AG
(Luxembourg)
AXA Art Assicurazioni
(Milan)
AXA Art Seguros & Reaseguros SA
(Madrid)

(a) 0.36% owned by AXA Versicherung AG.

Hungary
as of January 1st, 2010


AXA
Société Beaujon
(France)
AXA Versicherungen AG
(Switzerland)
AXA Leben AG
(Switzerland)
AXA Holdings Belgium
(Belgium)
AXA Bank Europe
(Belgium)
6.87%
60.53%
16.2%
100%
AXA Biztosító Zrt. (a)
75.1%
AXA Magyarország Befektetési Alapkezeló Zrt. (b)
AXA Bank Europe SA Magyarországi Fióktelepe
AXA Szolgáltató Kft.
100%
49%
AXA Személyes Pénzügyek Tanácsadó Kft.
Money & More Zrt. (c)

(a) 32.6% held by EBRD.
(b) 8.7% held by EBRD.
(c) 51% held by Royal Holding Limites S.á.r.l.

India
as of January 1st, 2010



AXA
AXA Asia Pacific Holdings Limited (Australia)
AXA Investment Managers SA (France)
Société Beaujon (France)
55%
100%
National Mutual International Pty Limited (Australia)
45%
AXA Investment Managers Asia Holdings Private Limited (Singapore)
Bharti Enterprises Limited (India)
Graywood Investments Limited (UK)
90%
50%
50%
Bharti Overseas Private Limited (a) (India)
AXA India Holdings (Mauritius)
10%
GIBA
10%
75% minus 100 shares
45%
Bharti Enterprises Limited (India)
22.22%
45%
75% minus100 shares
99.99%
40%
37.78%
22.22%
Bharti AXA Life Insurance Company Ltd (India)
37.78%
First American Securities Private Ltd (India)
Bharti AXA Investment Managers Private Limited (India)
Bharti AXA Trustee Services Private Limited (India)
AXA Business Services
Bharti AXA General Insurance (India)
40%
Bharti Ventures Limited (India)
25% plus 100 shares
25% plus 100 shares

(a) New corporate name (formerly Bharti Enterprises (Holdings) Private Limited).

Indonesia

as of January 1st, 2010



AXA
AXA Asia Pacific Holdings Limited (Australia)
National Mutual International Pty Limited (Australia)
PT Arya Mitra
20%
80%
80%
Bank Mandiri
49%
51%
99% (a)
100%
P.T. Asuransi AXA Indonesia
P.T. AXA Life Indonesia
PT AXA Mandiri Financial Services
PT AXA Services Indonesia
Wealth Management Mauritius Holdings Ltd (Mauritius)
99.99%
99.99%
PT. Kotak Biru Konsultama
PT Indonesia Emas Perkasa
20%
92.85%
7.15%
PT. Kotak Biru Investama
10%
6.91%
PT. AXA Financial Indonesia
93.09%
90%
PT. AXA Asset Management Indonesia

(a) 1% are held by Detura Limited (BVI).

Ireland
as of January 1st, 2010



AXA
AXA UK Plc
(UK)
Guardian Royal Exchange Plc
(UK)
AXA Insurance plc
(UK)
AXA Mediterranean Holding S.A.
(Spain)
AXA MPS Assicurazioni Vita S.p.A.
(Italy)
100%
100%
100%
100%
AXA Life Europe
AXA Global Distributors (Ireland) Limited
AXA Holdings Ireland Limited
AXA MPS Financial Ltd
100%
AXA Ireland Limited
100%
49% (a)
100%
100%
100%
AXA Life Europe German Branch
AXA Ireland Pension Trustees Limited
AXA Assistance Ireland Limited
AXA Insurance Limited
AXA Group Services Limited
AXA Financial Limited

(a) 51 % by AXA Assistance Limited

Italy
as of January 1st, 2010



AXA
98.24% (a)
AXA France Assurance (France)
AXA Italia S.p.A.
AXA Mediterranean Holding S.A. (Spain)
Banca Monte dei Paschi di Siena (Italy)
MPS Investements SpA (Italy)
AXA France Vie (France)
98.1% (b)
AXA Assicurazioni S.p.A.
AXA France Vie Italy Branch
50%
AXA MPS Assicurazioni Danni S.p.A.
50%
50%
AXA MPS Assicurazioni Vita S.p.A.
50%
51.36%
100%
100%
100%
100%
99%
100%
Porta Romana Immobiliare S.r.l
Centurion Immobiliare S.p.A.
Orsa S.r.l (in run off)
Distribuzione Previdenza S.r.l.
AXA Partecipazioni S.p.A.
QUIXA S.p.A.
AXA Interlife S.p.A.
48.64%
1%
100%
Quadrifoglio Vita S.p.A.

(a) Directly and indirectly. AXA France Vie holds 1.76% of the paid-up capital.
(b) AXA France Vie Italy Branch also holds 1.9% of the paid-up capital.

Japan
as of May 2010



AXA
78.38%
AXA Versicherungen AG
(Switzerland)
AXA Japan Holding Co., Ltd
20.01%
AXA Leben AG
(Switzerland)
100%
100%
100%
95% (a)
AXA Life Insurance Co., Ltd
AXA General Insurance Co., Ltd
AXA Collection Services Co. Ltd.
NEXTIA Life Insurance Co., Ltd

(a) 5% held by Softbank Corp.

Luxembourg
as of January 1st, 2010


AXA
AXA Versicherungen AG
(AXA Insurance Ltd)
(Switzerland)
AXA Holdings Belgium
(Belgium)
AXA Belgium
(Belgium)
51%
AXA Luxembourg SA
49%
100%
99.99%
99.99%
99.95%
Finance Solutions S.àr.l. ("Finso")
AXA Assurances Luxembourg
AXA Assurances Vie Luxembourg
CONTERE
75%
25%
Immochapelle

Malaysia - The Philippines
as of January 1st, 2010



AXA
AXA Asia Pacific Holdings Limited
(Australia)
45%
National Mutual International Pty Limited
(Australia)
Philippine AXA Life Insurance Corporation
(Philippines)
42.4%
49%
AXA-AFFIN General Insurance Berhad
(Malaysia)
AXA AFFIN Life Insurance Berhad
(Malaysia)
33.6% (a)
51%
AFFIN Holdings Berhad

(a) Felda holds 16% and minorities.hold 8% of the paid-up capital.

Mexico
as of February 2010



AXA
AXA Mediterranean Holding, S.A.
(Spain)
99.94%
AXA Seguros, S.A. de CV (a)
99.99%
99.99%
50%
99.99%
99.99%
AXA Salud, S.A. de C.V.
Servicios Immobiliarios la Comercial, S.A. de C.V.
25%
Inversiones Corporativas Automotrices, S.A. de C.V.
25%
AXA Fianzas, S.A. (b)
Proyectos y Servicios de Fuerzas en Venta, S.A. de C.V.
98% (c)
98% (c)
98% (c)
98% (c)
50%
50%
Administradora de Recursos Humanos y Administrativos, S.A. de C.V.
Promotora y Administradora de Fuerza Azul, S.A. de C.V.
Consultoria y Asesoria en Servicios Corporativos y de Administración, S.A. de C.V.
Promotora de Recursos y Fuerza Efectiva, S.A. (b)
Fundación AXA, A.C.
8.33%
8.33%
66.66%
50%
50%
AXA Caja de Empleados, S.C.
8.33%
Universidad AXA, A.C.
8.33%

(a) 0.06% are held by minority shareholders.

(b) AXA Fianzas, S.A. and Promotora de Recursos y Fuerza Efectiva, S.A. de CV. are part of an SPA executed on October 29,2009 by and between AXA Seguros, S.A. de C.V., Servicios Inmobiliarios La Comercial, S.A. de C.V. and Afianzadora Sofimex, S.A. The correspondent authorizations needed for the closing of said deal are expected for early April 2010.

Middle East
as of January 1st, 2010


AXA
Groupe SLF
49%
49%
100%
90% (a)
AXA Middle East SAL Lebanon
2%
AXA Holding SAL Lebanon
AXA Insurance EC (Bahrain)
50%
50%
AXA Insurance (Gulf) B.S.C. (Bahrain)
AXA Insurance (Saudi Arabia) B.S.C. (Bahrain)
50%
50%
99% (b)
YBA Kanoo Group
A.S.C. FZ-LLC

(a) 10% held by Société Beaujon (France).
(b) 1% held by AXA Insurance (Saudi Arabia) B.S.C.

Morocco
as of January 1st, 2010


AXA
AXA France Assurance
(France)
AXA France IARD
(France)
AXA France Vie
(France)
AVANSUR
(France)
AXA France IARD
(branch)
AXA France Vie
(branch)
AVANSUR
(branch)
100%
AXA Holding Maroc
100%
AXA Assurance Maroc
100%
94.10%
86.94%
99.62%
50%
49%
Sté Gestion et Surveillance
RECAB (a)
ACRED (a)
EPARGNE CROISSANCE
FORCE 2
ONA COURTAGE

(a) Consumer finance company.

Poland
as of January 1st, 2010



AXA
AXA France Assurance
(France)
Avanssur
(France)
Société Beaujon
(France)
AXA Versicherungen AG
(Switzerland)
AXA Leben AG
(Switzerland)
12%
53%
14%
70% (b)
100%
Avansur S.A. Oddzial w Polsce. (branch)
(NL-cars)
AXA Życie Towarzystwo Ubezpieczeń S.A. (a)
(life)
AXA Powszechne Towarzystwo Emerytalne S.A.
(Pensions)
AXA Towarzystwo Ubezpieczeń i Reasekuracji S.A.
(non life)
100%
2.27%
97.73%
AXA Towarzystwo Funduszy Inwestycyjnych S.A.
AXA Polska S.A.

(a) 21% held by EBRD.
(b) 30% held by EBRD.

Portugal
as of January 1st, 2010


AXA
AXA Mediterranean Holding S.A. (Spain)
AXA Corporate Solutions Assurance (France)
AXA France Assurance (France)
AXA France Vie (France)
100%
83.02%
9.07%
5.37%
87.63%
Seguro Directo Gere Companhia de Seguros SA
AXA Portugal Companhia de Seguros SA (a)
2.27%
AXA Portugal Companhia de Seguros de Vida SA
7.46%
100%
89%
AXA ITMED Unipessoal, Lda (b)
Empresa Artistica SA

(a) Less than 0.5% of the shares are still owned by the public.
(b) New corporate name (formerly ITMED Unipessoal, Lda).

Singapore - Taiwan
as of January 1st, 2010


AXA
AXA France Assurance (France)
AXA France IARD (France)
Branch in Taïwan (a)
AXA Asia Pacific Holdings Limited (Australia)
National Mutual International Pty Limited (Australia)
100%
100%
AXA Financial Services (Singapore) Pte Ltd (Singapore)
ipac financial planning Taiwan limited (Taiwan)
100%
100%
100%
ipac financial planning Singapore private limited (Singapore)
AXA Wealth Management Singapore Pte Ltd (Singapore)
AXA Life Insurance Singapore Private Ltd (Singapore)
100%
100%
AXA Insurance Singapore Pte Ltd (Singapore)
AXA Asia Regional Centre Pte Ltd (Singapore)

(a) Into liquidation.

Slovakia

as of January 1st, 2010


AXA
AXA pojišťovna a.s.
(Czech Republic)
AXA životní pojišt'ovna a.s.
(Czech Republic)
AXA Holdings Belgium
(Belgium)
AXA investični společnos a.s.
Czech Republic)
AXA Bank Europe
(Belgium)
100%
100%
100%
100%
AXA pojišťovna a.s., pobočka poisťovne z iného členského štátu (a)
AXA investični společnost a.s., organizačná zložka Slovensko
AXA životní pojišťovna a.s., pobočka poisťovne z iného členského štátu (b)
AXA Slovenská republika, a.s
AXA d.s.s., a.s.
AXA d.d.s., a.s.
AXA Bank Europe, pobočka zahraničnej banky
100%
AXA Services, s.r.o.

(a) New corporate name since November 1st, 2009 (formerly AXA pojišt'ovna a.s., organizačná zložka Slovensko).
(b) New corporate name since January 1st, 2010 (formerly AXA životní pojišt'ovna a.s., organizačná zložka Slovensko).

South Korea
as of January 1st, 2010


AXA
92.73%
AXA General Insurance (a)

(a) New corporate name (formerly Kyobo AXA General Insurance Co. Ltd).

Spain
as of January 1st, 2010


AXA
100%
AXA Mediterraenan Holding, S.A.U
99.99%
Hilo Direct, Seguros y Reaseguros S.A. (c)
100%
AXA MEDLA IT & Local Support Services, S.A.
100%
Winterthur Service, S.A.
99.89%
AXA Seguros Generales, S.A. de Seguros y Reaseguros (b)
100%
AXA Pensiones, S.A. E.G.F.P.
100%
AXA Winterthur Salud S.A. de Seguros
99.80%
AXA Vida, S.A. de Seguros y Reaseguros (d)
100%
Asesores Hilo Direct Agencia de Seguros S.A.
100%
Web-Insurance Partners, S.L.
100%
AXA Aserores, Seguros e Inversiones Agencia de Seguros S.A.
100%
Auxiliar de Seguros, Sociedad Agencia de Seguros, S.L..
100%
Asesores de Seguros, ASEGUR Agencia de Seguros, S.A.
100%
Puntos Azules Asesores de Seguros Agencia de Seguros S.A.
66.66%
33.33%
Fundacion AXA
99.96%
AXA Aurora Vida, S.A. de Seguros y Reaseguros (a)
100%
AXA Ibercapital Agencia de Valores, S.A.

(a) Minority shareholders hold 0.04% of the paid-up capital of this company.
(b) Minority shareholders hold 0.11% of the paid-up capital of this company.
(c) AXA Seguros Generales S.A. de Seguros y Reaseguros, holds 0.01% of the paid-up capital of this company.
(d) Minority shareholders hold 0.20% of the paid-up capital of this company.

Sub-Saharian Africa
as of January 1st, 2010



AXA
51.53%
78.64%
99.9%
86.49%
AXA Assurances Sénégal
(Senegal)
AXA Assurances
Côte d'Ivoire
(Ivory Coast)
14.78%
AXA Assurances Cameroun
(Cameroon)
2.55%
AXA Assurances
Gabon
(Gabon)
4.33%

Switzerland
as of January 1st, 2010



AXA
100%
AXA Versicherungen AG
100%
66.67%
AXA Leben AG
AXA-ARAG
Rechtsschutz AG (a)

(a) New corporate name as of July 3, 2009 (formerly Winterthur-ARAG Rechtsschutzeversicherungs-Gesellschaft).

Thailand
as of January 1st, 2010



AXA
AXA Asia Pacific Holdings Limited (Australia)
National Mutual International Pty Limited (Australia)
TISCO
UOB
10%
24.99%
22.06%
48.80%
25%
AXA Insurance Public Co. Ltd (a)
37.43%
ASM Holdings Limited
Krungthai-AXA Life Insurance Company Ltd
50%
Krung Thai Bank Public Company Limited

(a) 1.38% held by VILAILUCK INTER, 0.83% by THAI-DAN ENTREPRISES and 3.31% by other minorities.

Turkey
as of January 1st, 2010


AXA
AXA Mediterranean Holding
(Spain)
50%
AXA Holding A.S.
50%
T.C. Ziraat
Bankasi
19.65%
100%
72.55%
AXA Hayat Sigorta A.S.
(life)
AXA Sigorta A.S.
(non life)
7.55
TPAO (a)
0.25%
Others

(a) Turkisch Petroleum Research Foundation established by its personnel.

Ukraine
as of January 1st, 2010


AXA
50% (a)
50% (a)
AXA Insurance
AXA Ukraine

(a) Directly and indirectly.

UK - AXA UK Plc
as of January 1st, 2010


AXA
99.9%
AXA Equity & Law Plc
78.3%
21.7%
AXA UK PLC
100%
Bluefin Group Limited
GBI (Holdings) Limited
Guardian Royal Exchange PLC
Architas Advisory Services Limited
Architas Multi-Manager Limited
AXA Sun Life Holdings PLC
AXA Advisory Holdings Limited
Advisory Services Limited
Bluefin Insurance Group Limited
Bluefin Advisory Services Limited
Thinc Group Holdings Limited
Layton Blackham Holdings Limited
Stuart Alexander Group Limited
Smart & Cook Holdings Limited
The Davis Group Plc
SBJ Holdings Limited
Swiftcover Insurance Services Limited
AXA Insurance Plc
AXA Services Limited
AXA Holdings Ireland Limited (Ireland) (1)
The Royal Exchange Assurance
AXA Insurance UK Plc
AXA General Insurance Limited
AXA PPP Healthcare Limited
AXA Sun Life Services Plc
AXA Sun Life Plc
AXA Portfolio Services Limited
Sun Life Assurance Society Plc
Winterthur UK Financial Services Group Limited
AXA Sun Life Direct Limited
The Annuity Company Limited
Winterthur Life UK Holdings Limited
Winterthur Financial Services UK Holdings Limited
Winterthur Life UK Limited
Winterthur Trustee Services Limited
Winterthur Pension Trustees UK Limited
Winterthur Pension Funds UK Limited

(1) See also Ireland Chart page 33.

USA - AXA Financial, Inc.
as of January 1st, 2010



AXA
100%
AXA Financial Inc.
100%
AXA Equitable Financial Services, LLC
8.9% (a)
100%
100%
100%
100%
100%
AXA Equitable Life Insurance Company
AXA Equitable Life and Annuity Company
AXA Distribution Holding Corporation
AXA Financial (Bermuda) Ltd
MONY Life Insurance Company
35.90 (b)
100%
100%
100%
100%
100%
100%
100%
AllianceBernstein L.P.
AXA Distributors LLC
PlanConnect, LLC
AXA Network, LLC
AXA Advisors, LLC
MONY Financial Services, Inc.
MONY Life Insurance Company of America
U.S. Financial Life Insurance Company
100%
100%
MONY Securities Corporation
MONY Brokerage, Inc.

(a) 5.50% of which is indirectly held through AXA Financial (Bermuda) Ltd. and 3.40% of which is indirectly held through MONY Life.
(b) Directly and indirectly.